SIX CIRCLES FUNDS
Six Circles Credit Opportunities Fund
Supplement dated December 16, 2024
to the Prospectus dated May 1, 2024, as supplemented
On December 9, 2024, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of the Muzinich & Co., Inc. (“Muzinich”) European High Yield investment strategy as an additional investment strategy for the Fund, effective December 16, 2024 (the “Effective Date”). Muzinich is currently a sub‑adviser to the Fund, but will now also utilize its European High Yield investment strategy for Fund assets allocated to the Muzinich European High Yield sleeve of the Fund by the J.P. Morgan Private Investments Inc., the adviser to the Fund.
On the Effective Date, the following is added to the end of the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Prospectus and the end of the “More About the Fund — SIX CIRCLES CREDIT OPPORTUNITIES FUND (THE “FUND”) — Principal Investment Strategies” section of the Prospectus, relating to Muzinich:
Muzinich – European High Yield
With respect to the portion of the Fund allocated to Muzinich’s European High Yield investment strategy, Muzinich will invest in a portfolio of European high yield corporate investments focused on bonds, floating rate notes and other debt instruments issued by European companies or by non‑European companies with primary business in Europe or issuing European currency debt instruments. The holdings in the Muzinich European High Yield sleeve will be predominately rated below BBB‑ by S&P or Fitch and/or below B3 by Moody’s (“high yield” or “junk”), but holdings may also from time to time include structured paper (CLO tranches), as well as investment grade corporate bonds anticipated to be trading with a high yield valuation. Muzinich may use derivatives for hedging and efficient portfolio management purposes in gaining exposure to credit or duration, but not for speculative or leveraging purposes. The Muzinich European High Yield investment strategy aims to generate strong risk-adjusted returns and achieve capital preservation through rigorous credit selection amongst instruments which Muzinich deems to be creditworthy and well-priced in the market relative to their peer group.
On the Effective Date, the following risk disclosure is added to the “Risk/Return Summary — The Fund’s Main Investment Risks” section of the Prospectus, following the “Greater China Region Risk”:
European Market Risk. The Fund’s performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries. European financial markets may experience volatility due to concerns about high government debt levels, credit rating downgrades, rising unemployment, the future of the euro as a common currency, possible restructuring of government debt and other government measures responding to those concerns and fiscal and monetary controls imposed on member countries of the European Union.

On the Effective Date, the following is added to the end of the “Risk/Return Summary — Management — Sub‑Advisers and Sub‑Sub‑Advisers” section of the Prospectus, relating to Muzinich:
Muzinich — European High Yield

Portfolio Manager	Managed the Fund Since	Primary Title with Sub‑Adviser
Thomas Samson	2024	Portfolio Manager
Jamie Cane	2024	Portfolio Manager
On the Effective Date, the following is added to the end of the “The Fund’s Management and Administration — The Portfolio Managers — Sub‑Advisers and Sub‑Sub‑Advisers — Credit Opportunities Fund” section of the Prospectus, relating to Muzinich:
Portfolio Managers — European High Yield:
Thomas Samson and Jamie Cane will serve as the portfolio managers for the European High Yield sleeve of the Credit Opportunities Fund.
Thomas Samson, CFA, joined Muzinich in 2004. He is a Portfolio Manager, a member of the Firm’s Public Debt Investment Committee and the co‑PM for Muzinich’s European High Yield Strategy. Prior to joining Muzinich, Thomas worked as an Investment Analyst at Trafalgar Asset Managers, a distressed-debt hedge fund. Prior to that, he worked as a financial Analyst at GE Capital. Thomas has a Masters in Finance from London Business School and earned an M.Sc. in Corporate Finance from the Institut d’Études Politiques de Paris, France. He holds the Chartered Financial Analyst designation as well as the CFA Institute Certificate in ESG Investing.
Jamie Cane, CFA, joined Muzinich in 2015 and is a co‑Portfolio Manager for Muzinich’s European High Yield Strategy as well as the Muzinich European Credit Alpha Strategy. He has spent over a decade working in High Yield both as an analyst and portfolio manager, and prior to that worked in credit restructuring and interest rate derivatives since 2007. Jamie earned a First Class Honours Degree in Economics from the University of Manchester and holds the Chartered Financial Analyst designation.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE
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SIX CIRCLES FUNDS

Six Circles Credit Opportunities Fund

Supplement dated December 16, 2024

to the Statement of Additional Information dated May 1, 2024, as supplemented

On December 9, 2024, the Board of Trustees for the Six Circles Credit Opportunities Fund (the “Fund”) approved the addition of the Muzinich & Co., Inc. (“Muzinich”) European High Yield investment strategy as an additional investment strategy for the Fund, effective December 16, 2024 (the “Effective Date”). Muzinich is currently a sub-adviser to the Fund, but will now also utilize its European High Yield investment strategy for Fund assets allocated to the Muzinich European High Yield sleeve of the Fund by J.P. Morgan Private Investments Inc., the adviser to the Fund.

On the Effective Date, the following information is added to the end of the first table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I, relating to Muzinich:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Muzinich – European High Yield
Thomas Samson*	2	360	10	3,946	14	3,450
Jamie Cane*	–	–	4	1,780	4	869

*	As of October 31, 2024

On the Effective Date, the following information is added to the end of the second table in the “PORTFOLIO MANAGERS — Portfolio Managers’ Other Accounts Managed — Sub-Advisers and Sub-Sub-Advisers” section of Part I, relating to Muzinich:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)	Number of Accounts	Total Assets ($ millions)
Muzinich – European High Yield
Thomas Samson*	–	–	1	352	2	548
Jamie Cane*	–	–	2	622	–	–

*	As of October 31, 2024

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

J.P. Morgan is committed to making our products and services accessible to meet the financial services needs of all our clients. If you are a person with a disability and need additional support accessing this material, please contact your J.P. Morgan team or email us at accessibility.support@jpmorgan.com for assistance.